CONTRACT MANUFACTURING SERVICE AGREEMENT
This Agreement, dated and effective as of 2012/11/06 (“Effective Date”) is between Miramar Labs, Inc., a corporation located at 445 Indio Way, Sunnyvale, CA 94085, USA, the Manufacturer (“MFR”), and Healthcare Technology International Limited, located at 15/F, Block B, Veristrong Industrial Centre, 36 Au Pui Wan Street, Fotan, Hong Kong, the Contract Manufacturer (“CM”).
Whereas MFR has expertise in designing and marketing of devices as Manufacturer; CM has expertise in tool making, plastic part molding and electronic product assembly. CM is offering contract manufacturing service to MFR to manufacture the miraDry bioTip (sterile disposable dermatologic treatment accessory) subassembly (“Product”) under the following terms.

1.	Scope

1.1.	This Agreement applies to all Purchase Orders issued by MFR to CM.

1.2.	This Agreement also applies to all products provided by CM to MFR.

2.	Product Design

2.1.
CM will manufacture the Product in accordance to the specifications provided by MFR (see Addendum C). MFR will maintain the Design History File and all associated documents (input, output, design FMEA, verification, and validation). Copies of relevant Design History File documentation will be provided to CM upon project commencement. The original Design History File will be maintained by MFR.

2.2.	MFR shall inspect samples from each pilot lot in accordance with the incoming inspection criteria specified in Addendum C and provide inspection report to CM within 5 business days after receipt.

2.3.
The CM is not allowed to make any modification to the Product that would cause it to be non‑conformant to the specifications or design, including but not limited to modifications that affect external appearance, functionality, regulatory approbation or performance, changes in components, materials, sub‑suppliers, engineering or production process, or manufacturing location without MFR’s written consent. MFR’s written consent to changes may include effective date and or implementation timeline.

2.4.	CM will obtain MFR’s written approval on all proposed design changes.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.	Quality & Regulatory

3.1.	Quality System Requirements

3.1.1.	CM will maintain an FDA registered facility and ISO 13485 quality system certified by a Notified Body or CMDCAS Registrar for the manufacture of Products.

3.1.2.
MFR shall evaluate Supplier’s quality system to initially qualify CM and at appropriate intervals to ensure continued suitability. Evaluations include review of CM’ s documented procedures, quality system records and on-site audits/inspections relevant to this Agreement.

3.1.3.
MFR shall re‑evaluate CM’ s quality system at least once annually through a written quality survey and conduct on-site audits at least once every 3 years. MFR reserves the right to evaluate the CM’s quality system and operations, including on-site audits/inspections relevant to MFR’s Product at any time during CM’s normal business hours, with 7 calendar days of prior notice.

3.1.4.	CM shall address any deficiencies identified during evaluations in a timeline approved by the MFR.

3.1.5.
MFR will provide the Quality regulation before tooling and quality specification, specimen, special purpose test equipment for prototype, and functional prototypes to CM for building engineering samples, engineering pilot, production pilot (PP) and mass production. Both parties review PP statistics after corrective and preventive actions to agree on quality specification and counter-sign marginal specimens to govern outgoing quality and internal cost of mass production.

3.2.	Quality Control

3.2.1.
CM will manufacture Products in an ISO Class 8 compliant controlled environment to minimize Product exposure to airborne particulates. CM shall establish and maintain procedures including maintenance, adjustment, and inspection procedures to adequately control conditions to minimize risk of Product exposure to particulates and bioburden in a manner acceptable to MFR and compliant with ISO 14644‑1: 1999, Cleanrooms and associated controlled environments – Part 1:

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Classification of air cleanliness; ISO 14644‑2: 2000, Part 2; Specifications for testing and monitoring to prove continued compliance with ISO 14644‑1; ISO 14644‑3: 2005, Part 3: Test methods; ISO 14644‑5: 2004, Part 5: Operations, and 14698‑1:2003 Cleanrooms and associated controlled environments – Biocontamination control, Part 1 – General principles and methods. Initial environmental specifications include temperature and humidity, and any subsequent changes must be approved in writing by MFR.

3.2.2.
CM shall establish and maintain requirements for the health, cleanliness, personal practices, and clothing of personnel to minimize Product exposure to particulates and bioburden and adequately control contact between personnel and Product.

3.2.3.
In accordance with ISO 13485, CM will allow MFR audits and random process and Product inspections to evaluate CM processes and verify Product conformance. MFR reserves the right to conduct audits during CM’s normal work hours with 7 calendar days of prior notice. CM shall, either upon request by MFR or in the normal course of business, carry out similar audits to their suppliers.

3.2.4.	CM shall address any non‑conformances to FDA regulations, ISO requirements or this agreement identified during MFR audits in a timeline approved in writing by the MFR.

3.3.	Incoming Inspection

3.3.1.	MFR shall inspect Product in accordance with the incoming inspection criteria specified in Addendum C.

3.3.2.	MFR shall notify CM and provide defect statistics and samples within 10 business days after determining that a lot has failed incoming inspection.

3.3.3.
In the event of a disagreement between MFR and CM, a mutually agreed upon third party investigator shall be utilized. The expense for this service shall be paid by the party determined to be at fault by the investigator.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.4.	Remedies for Defective Product

3.4.1.	The CM shall remedy defective goods as soon as possible, but not to exceed 30 calendar days after confirmation of defect. If requested by CM, MFR shall return defective Product to CM at CM’s cost.

3.5.	Regulatory Inspection

3.5.1.
MFR shall be solely responsible for all contacts and communications with the FDA and other Governmental Authorities with respect to all matters relating to the Product and regulatory approvals. The MFR and CM shall coordinate activities necessary to ensure ongoing readiness for regulatory inspections pertaining to Products or the services provided hereunder by CM.

3.5.2.
CM shall notify MFR and provide MFR with copies of any notices or communications of any inspection, investigation, inquiry, regulatory action, or other material Governmental notice or communication by or from the FDA or other Governmental Authorities relating to the Product or the services provided hereunder promptly, but in no case later than 3 business days after CM becomes aware of such notices or communications. MFR shall have the right to be present at and to participate in any such inspection or other regulatory action with respect to the Product. CM shall provide MFR with copies of any inspection; findings or observations and any other documentation received by CM from the FDA or any other Governmental Authority, including, without limitation, any FDA Form 483 or Warning Letters up to the condition allowed by law. CM shall provide any proposed response thereto 3 business days prior to required response for MFR’s review and approval prior to submission. No such responses shall include any false or misleading information with respect to the Product or MFR.

3.5.3.	CM shall provide immediate notice to MFR upon notice of debarment, suspension, or other regulatory restriction on their ability to provide services contemplated hereunder.

3.5.4.	To the extent MFR determines it necessary for regulatory

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compliance, CM shall grant MFR full access to CM’s Master File and all other manufacturing and shipment records associated with MFR.

3.6.	Records for Lot Traceability

3.6.1.	CM will maintain the Device History Record (“DHR”). A copy of the DHR for each production lot will be provided to MFR for final review and product release. The DHR will contain the following:

a)	Lot number and Quantity released for Shipment

b)	Certificate of Compliance (C of C) showing product release authorization

c)	Label Records including Label Line Clearance Form

d)
Device History Records including Router Sheets (work order) and Production Records including Test and Inspection data as requested in writing by MFR and Component Traceability information as requested in writing by MFR

e)	Final Inspection Record including Completed Inspection Forms

f)	Shipping Documents

g)	All Non-Conforming Material Reports

3.6.2.
CM will maintain all Records for a period of seven (7) years or forward original records to MFR upon request by MFR. CM will notify MFR at least 30 days prior to destroying any records and will not destroy such records without approval from MFR.

3.7.	Change Control

3.7.1.
CM will have the primary role in designing processes to carry out the terms of this Agreement and shall maintain all associated documents, including, without limitation, the DHR, MFR related drawings, the Device Specifications, test specifications and procedures, process FMEA, process verification, process validation and all other documents required to

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maintain full compliance with the terms of this Agreement (“Records”). All such records shall be confidential to and the sole property of MFR. MFR will review and approve process changes proposed by CM prior to implementation.

3.7.2.
CM will maintain a specification and revision control system for all MFR related drawings. CM will obtain prior written approval by MFR for any changes to Device Specification. CM will generate and maintain the Device Master Records (“DMRs”) for the devices and provide copies of such DMRs to MFR within ten (10) calendar days after request.

3.7.3.
CM will maintain the specifications and procedures for test methods developed by MFR. CM shall obtain MFR’s written approval for any changes in MFR’s specifications, procedures or methods. CM shall validate all test methods used on Devices and provide MFR with written proof of such validation, including validation data collected, within ten (10) calendar days of MFR’s request for such proof.

3.8.	Regulatory Reporting Obligations

3.8.1.
MFR shall be solely responsible for (i) receiving all Product complaints and reports of Product adverse events and malfunctions, and all communications with complainants and provide appropriate information to CM; and (ii) filing all required regulatory reports for the Product or the Regulatory Approvals, including, without limitation, any medical device reports or other adverse event reports relating to the Product.

3.8.2.	CM shall provide information regarding any complaints, reports of adverse events or malfunctions relating to the Product due to manufacturing fault to MFR within 5 business days of receipt.

3.8.3.
When requested by MFR, CM will conduct complaint investigations for the Product manufactured by CM (including investigation of products or services purchased by CM for use in MFR’s Product) and will follow‑up as soon as possible, but no later than twenty-one (21) calendar days. CM will respond to requests for corrective action in writing as soon as possible

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after receipt, but within fourteen (14) calendar days of request. Responses to Corrective Actions shall address the following:

a)	Root cause of nonconformity

b)	Correction required to address existing nonconformities

c)	Corrective action plan to prevent recurrence of nonconformities

d)	Implementation timeline (correction and corrective action)

e)	Effectiveness check of corrective action

3.9.	Quality Reports

3.9.1.
CM shall provide a report to MFR on a monthly basis containing mutually agreed upon quality information and metrics. The report shall be provided no later than the 10th calendar day of each month with information current to the last calendar day of the preceding month.

3.10.	Approved Supplier List

3.10.1.
CM will maintain an Approved Supplier List. Approved suppliers will be selected and qualified under the CM’s supplier management process, compliant with FDA QSR and ISO 13485 requirements. Suppliers providing products or services used in MFR’s Product must be approved in writing by MFR.

3.10.2.
CM will have purchasing authority for all materials and services associated with materials used in the production of the Product. CM will maintain appropriate procedures in accordance with applicable ISO and QSR regulations, including component identification and traceability. CM will only purchase products and services used in MFR’s Products from suppliers on the Approved Supplier List.

4.	Tooling and Equipment

4.1.
A list of tooling and equipment (including fixtures) needed to manufacture the MFR’s Product is listed in Addendum A. The list distinguishes between items being consigned to CM by MFR free of charge, and items to be developed by CM per quotation and Purchase Order. All tooling and equipment developed for the manufacture and testing of MFR’s Products shall be the sole and exclusive

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property of MFR. Addendum A may be modified by mutual consent of CM and MFR to add or remove items as necessary.

4.2.	Any costs associated with Product design changes requiring modifications to any of the items listed in Addendum A shall be agreed to in writing and paid by MFR.

4.3.	Tooling and equipment to be developed by CM shall be quoted with the following minimum payment terms:

a)	Up front deposit of 50% of tooling and development cost plus 100% of equipment and fixture cost

b)	2nd progress payment of 30% of tooling and development cost

c)	Balance payment of remaining 20% of tooling and development cost

4.4.	Maintenance and Calibration

4.4.5.
CM assures all tooling and equipment used in the manufacture and test of MFR Product shall be maintained fit for production at all times in good working order and under calibration control if it is determined necessary by both parties.

4.4.6.
CM shall ensure all inspection, measuring, and test equipment is suitable for its intended purposes and is capable of producing valid results. Suitability includes limits for accuracy and precision. CM shall establish and maintain schedules for the calibration and preventive maintenance in accordance with the manufacturer’s recommendations. Calibration standards shall be traceable to recognized standards.

4.4.7.	MFR shall specify maintenance and calibration schedule to CM for MFR owned tooling and equipment and shall pay for associated costs. Payment terms to be agreed to in writing by CM and MFR.

4.4.8.	CM owned tools, furniture, and processing equipment shall be maintained and calibrated by CM at their own cost.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.4.9.	Consumable items used in the manufacture of the Product are the responsibility of CM.

4.5.	Disposition

4.5.3.
For any MFR owned tooling or equipment which has not been utilized in the manufacture of Product within the past 12 months, CM shall notify MFR that the tooling or equipment shall be withdrawn from service. MFR shall have 30 calendar days from this notice to tell CM what to do with the tooling and equipment. CM shall provide options for disposition and costs. Tooling or equipment returned to MFR will be shipped at MFR’s cost.

5.	Forecast and Ordering

5.1.
MFR will use its commercially reasonable efforts to provide CM with a 12 month rolling non-binding forecast of its intended purchases and requested deliveries. This non-binding forecast will be updated quarterly with subsequent updates as needed. Such forecast will be for used for planning purposes only and will in no way create an obligation on MFR’s part to purchase Product.

5.2.
CM will use provided forecast to plan their capacity and advise MFR of long lead materials, capital requirements such as tooling and resources needed to support the plan. MFR may choose to purchase specific long lead materials to support the extended forecast, but will do so only with an expressly written Purchase Order (“P.O.”) for said material. MFR will ensure that the amount of finished goods inventory, work in process, and raw materials (“Inventory”) is limited to that amount required to support the agreed upon lead times and Purchase Orders, unless otherwise agreed to by MFR purchase order. The costs associated with any excess inventory not authorized in writing by MFR will be borne by CM.

5.3.
If and when MFR desires to commit to purchase a product or material, MFR shall issue a P.O. in written or electronic form describing the Product, identifying the product by MFR product number, specifying the quantity, price, delivery date, shipping and any other information required. CM shall make its best efforts to accept each MFR P.O. unless such P.O. is inconsistent with applicable terms of this Agreement and will respond to MFR within 3 business days after receipt of the Purchase Order. When written or electronic acknowledgment of receipt and

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acceptance of a P.O. is made by CM, the P.O. shall be deemed a commitment to purchase and sell the specified Products pursuant to the applicable terms of this Agreement. In the event of any conflict between the terms of this agreement and the terms of any P.O., the terms of this Agreement shall control.

5.4.	Upon acceptance of P.O., CM shall provide immediate notice to MFR if they are unable to deliver to the terms, either quantity or delivery date.

5.5.	The MFR shall have the option to defer delivery of all or part of any binding P.O. up to 2 months subject to written notice 30 calendar days before scheduled delivery.

5.6.	Cancellation notice

5.6.4.	CM shall periodically update MFR with order lead-time for long lead-time material and cancellation lead-time for those cancellable materials.

5.7.	Obsolete and Unused Material

5.7.2.
In the event of P.O. cancellation and design changes that result in obsolete material, the MFR agrees to pay for materials committed to in open Purchase Orders for raw material, work-in-process and finished goods, except to the extent that CM has a readily available use for such materials, for example they can be used for another customer. CM will send an invoice for the cost of the obsolete material plus 10% material overhead charge to MFR. MFR to pay invoice within 30 days.

5.7.3.
If material is unused for over 2 months and without open P.O. for product the material is used for, CM will send an invoice for the cost of the unused material plus 10% material overhead charge to MFR. MFR to pay invoice within 30 days. The unused material will be kept as MFR’s consigned material for deposition.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.8.	Stop Production Notice

5.8.3.
MFR may, in writing, direct CM to stop the production of Products during any stage of the manufacturing process (a “Stop Production Notice”). MFR has the right to direct CM to prepare Products up through a particular level of the manufacturing process and to hold such partially completed Products pending resolutions to be implemented as a result of error correction activities. If such a Stop Production Notice from MFR is not due to CM’ s negligence or failure to perform its obligations under this Agreement, MFR shall be responsible for the actual and reasonable costs of downtime and idle capacity charges incurred by CM resulting from a Stop Production Notice and for the actual and reasonable costs associated with the holding of partially completed Products and any required rework of Product.

6.	Logistics & Shipping

6.1.	CM will pack and package Product using agreed upon methods or best practices to protect the Product from deterioration or damage during processing, storage, handling, and shipment.

6.2.	Products manufactured under this agreement will be packaged with labeling that states “Manufactured for MIRAMAR LABS, Inc.” or equivalent.

6.3.	Delivery

6.3.4.	Delivery terms: FOB Hong Kong.

6.3.5.	CM shall quote a delivery date in writing upon acceptance of each Purchase Order from MFR.

6.3.6.	CM agrees to meet this delivery date within a tolerance of +/-10 business days for sea freight and +/-3 business days for airfreight.

6.3.7.	MFR shall specify the shipping method at least 2 weeks prior to the shipment date.

6.3.8.	In the event the CM is unable to ship Product in time for the agreed upon delivery date due to CM’s fault, then CM shall pay for the additional

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incurred cost for expedited freight to make up delay for minimal urgent quantity requested by MFR and agreed to by CM. CM’s liability is limited to less than 10% of the Product price of the portion of the shipment that is 31 or more days late according to CM’s confirmed schedule.

6.3.9.
CM shall deliver Product in accordance with the Delivery Date set forth in the relevant Purchase Order. TIME IS OF THE ESSENCE IN MEETING THE REQUIREMENTS OF ALL PURCHASE ORDERS AND IN DELIVERY OF ALL PRODUCTS.

6.3.10.	If MFR requests to expedite a shipment of Product on CM’s confirmed schedule, CM is entitled to charge an expedite fee and will provide MFR a quotation for the fee.

6.4.	CM’s Export Documents (License(s))

6.4.4.	CM is responsible for obtaining and maintaining all export license(s) required for delivery of the Product to MFR under this Agreement to MFR’s designated location.

6.4.5.	CM shall issue all documentation that may be required by law or regulation regarding the export or re‑export of the Product to the MFR’s designated location.

6.5.	MFR’s Import Documents

6.5.5.	MFR is responsible for obtaining and maintaining any regulatory compliance and import license(s) required for delivery of the Product to MFR.

6.5.6.	CM shall reasonably cooperate with MFR to the extent required to sell the Product.

7.	Pricing and Credit Payment

7.1.
Initial pricing for Product is set forth in Addendum B. The price(s) set forth in Addendum B shall be itemized to include the costs of materials, labor, overhead and profit. When MFR places a P.O., CM will confirm price changes if costs exceed 3% of previous quote. Both parties will review cost every 6 months.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.2.
The pricing shall be forecast for six (6) months and shall be updated by CM on a quarterly basis, or more frequently if requested in writing by MFR. As volumes of Purchase Orders and experience with the Product increase, it is anticipated that the costs to supply Products will decline and, in connection with that decline, CM agrees to negotiate in good faith reductions to the initial price set forth in Addendum B. If there are price increases in transportation, components or labor costs, MFR agrees to negotiate in good faith increases to the initial price set forth in Addendum B to reflect such additional costs.

7.3.
Any design change for the Products required by MFR shall be subject to mutual agreement of the parties on the effect of such design change on pricing of the Product. If there is no agreement reached regarding pricing, MFR and CM each has the right to terminate this Agreement pursuant to Clause 8.1.

7.4.	Invoice & Payment

7.4.7.
MFR agrees to pay all invoices within 7 business days of receipt for Engineering and Tooling charges and Pilot Production shipments; and net 45 calendar days from date of invoice within bank credit limit. For invoices exceeding credit limit, MFR agrees to pay 50% deposit upon placing order and the remaining balance before CM ships Product.

7.5.	Payment Reduction or Deferment

7.5.4.
No Set Off clause. MFR agrees to settle valid payment according to Purchase Order terms for the delivery of finished goods and any counter claims shall be paid instead of offsetting by CM after agreement on responsibility.

7.6.	Currency & Taxes

7.6.4.	All money terms shall be in US Dollars.

7.6.5.	Payment to CM shall incur no tax withholding. Provided, however, that payments shall be made in accordance with applicable law agreed to in Clause 22.

7.7.	Reimbursable Expenses

7.7.1.	MFR will reimburse CM only for expenses which are expressly authorized in this Agreement or authorized in writing by MFR prior to being incurred

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by CM. EXCEPT AS EXPRESSLY SET FORTH HEREIN, NO OTHER COSTS OR EXPENSES ARE REIMBURSABLE UNDER THIS AGREEMENT.

7.8.
CM must pay all refunds to MFR in full within 30 business days of receiving notice of MFR request for refund, provided that such refunds are justified under the terms of this Agreement. Payment by refund will be either by credit towards MFR’ s payment, or by Telegraph Transfer, or by Electronic Funds Transfer, at sole discretion of MFR.

8.	Terms and Termination of Agreement

8.1.
The term of this Agreement shall commence on the Effective Date upon exchange of signed copies from both parties and remain in effect for at least 3 calendar years ending December 31st, and will renew automatically unless terminated by either party by giving following written notices to the other party:

a)	immediately if bankrupt, Insolvent; or

b)	immediately after failure to cure breach due to other than Force Majeure within 30 calendar days after written notice sent; or

c)	immediately after failure to cure breach due to Force Majeure within 60 calendar days after written notice sent; or

d)	at least six (6) months written notice in all other cases.

8.2.	If CM desires to terminate this agreement, CM agrees to accept and fulfill one end‑of‑life P.O. from MFR.

8.3.	Effects of Termination

8.3.8.	Obligations. All obligations that accrued prior to the effective date of termination (including without limitation, payment obligations) shall survive termination.

8.3.9.	Return of Confidential Information. Each party shall promptly destroy with certification of destruction or return to the other party all Confidential Information from the disclosing party.

8.3.10.	Survival. The following provisions shall survive any termination of this Agreement: Clauses 9, 11, 12, 13, 14, 16, 17 and 23.

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9.	Notices

9.1.
All Notices must be made in writing and delivered personally, by courier, via registered mail with acknowledgement of receipt, or by electronic means with printed acknowledgement of receipt, and addressed:

a)	To the CM: Attn: Division General Manager Healthcare Technology International Limited 15/F, Block B, Veristrong Industrial Centre 36 Au Pui Wan Street Fotan, Hong Kong Fax: (852) 2343-7310

b)	To the MFR: Attn: Vice President of Manufacturing Miramar Labs, Inc. 445 Indio Way Sunnyvale, CA 94085, USA Fax: 408-940-8795

10.	Insurance

10.1.	MFR shall maintain product liability insurance covering MFR and CM. CM’s quotation excludes product liability insurance.

11.	Indemnification

11.1.
MFR Indemnification Obligations. MFR shall indemnify, defend and hold CM harmless from and against any third party claims, losses, liabilities, damages, cost (including court or arbitration costs) and expense (collectively, “Losses”) incurred by CM as a result of (i) any defect in MFR’s design of the Product; (ii) any Intellectual Property (“IP”) infringement or product liability claim directly resulting from CM’s compliance with MFR’s Product specifications (Clause 2); (iii) a material breach by MFR of its representations, warranties, covenants or obligations under this Agreement, or (iv) any gross negligence or willful

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misconduct of MFR, except Losses to the extent resulting from any action or inaction of CM for which CM is required to indemnify MFR pursuant to Clause 11.2 hereof.

11.2.
CM Indemnification Obligations. CM shall indemnify, defend and hold MFR harmless from and against any third party Losses incurred by MFR as a result of (i) any failure of the Product to meet the Product specifications (Clause 2) or comply with MFR’s written instructions; (ii) CM’s violation of GMP or any other applicable Laws; (iii) a material breach by CM of its representations, warranties, covenants or obligations under this Agreement; or (iv) any gross negligence or willful misconduct of CM, except Losses to the extent resulting from any action or inaction of MFR for which MFR is required to indemnify CM pursuant to Section 11.1 hereof.

12.	Warranty Disclaimer

12.1.	CM warrants Product for 13 months from the date code for repair or replacement.

12.2.	Except as set forth in this Agreement, CM does not provide any warranty of:

c)	Merchantability and fitness for any particular use;

d)	Compatibility with any other product; or

e)	Misuse by user or design fault.

12.3.	Notwithstanding the foregoing disclaimer, CM warrants that the Products shall be:

a)
manufactured in accordance with U.S. 21 CFR 820 FDA Good Manufacturing Practices and in accordance with all other regulatory requirements applicable for the Products for sale in the United States as notified by MFR, and for such other countries as MFR shall specify from time to time as notified by MFR;

b)	manufactured in accordance with the agreed upon Product specifications (Clause 2);

c)	shall operate in accordance with the Product design (Clause 2); and

d)	all versions of its Products which are sold and licensed to MFR comply with Directive 2011/65/EU Restriction of Hazardous Substances (RoHS), and will be documented for MFR and its

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customers as meeting the RoHS Compliance definition per the directive.

13.	Limitation of Liability

13.1.	Neither party shall be liable hereunder for any indirect, punitive, incidental or consequential loss or damages of the counter-party or third party.

14.	Field Failure and Recalls

14.1.
All regulatory assessments including complaint investigations, Medical Device Reports (“MDRs”) to FDA and all applicable Regulatory Jurisdictions determination and decisions to recall Product will be the responsibility of MFR. MFR shall make reasonable efforts to notify CM within two (2) business days of becoming aware that any regulatory agency has issued a recall of Products. CM is responsible for acknowledging receipt of MFR’s notification and taking the actions listed below as soon as reasonably possible. In no event shall MFR’s failure to notify CM of a recall within two (2) business days relieve CM of any of its responsibilities hereunder. However, CM shall not be liable for the cost of any product built that could have been avoided by CM had timely notification been provided to CM, when such information was available and known.

14.2.
MFR is responsible for field returns due to design defects; while CM will be responsible for manufacturing defects and restricted to remedy under Clause 3.4. CM will be liable for any additional out of pocket costs incurred by MFR as a result of CM’s failure to meet its warranty obligations.

14.3.
For purposes of this Agreement, “Epidemic Failures” shall mean Product failures within thirteen (13) months after the date of delivery of the Product, equal to or in excess of 1% of any particular lot, 1% of all shipments within a particular timeframe, or any defect that may result in a safety related concern, resulting from substantially similar defects including without limitation components with inherent or latent defects. Notwithstanding the foresaid, the Epidemic Failure shall not include any Product failure that is directly caused by Product designs and specification solely provided by MFR or materials provided or assigned by MFR, manufacturing process or quality control procedure instructed by MFR, or sub-supplier designated by MFR.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14.4.
In the event that any of the Products are recalled because of Epidemic Failure where such Epidemic failure results from CM failing to meet its obligations under this Agreement including without limitation due to CM’s failure to meet its warranty, negligence or use of non-conforming parts, CM agrees to indemnify MFR in relation to all losses, actions, proceedings, liabilities, claims, demands, expenses, and costs (including legal costs, but excluding loss of profit or loss due to consequential, incidental, or indirect damage) arising or relating in any way to the recall, and CM will replace the affected lot and pay a maximum of 20% of the FOB value of the lot for recall cost compensation.

15.	Force Majeure

15.1.
Both parties are not liable for damage of breach owing to acts of God or other causes beyond its reasonable control. The breaching party has to notify the other party of the breach within 5 business days the force majeure event begins or ends. In case the breaching party cannot recover after 60 calendar days, the other party may terminate the Agreement with written notice to the affected party.

16.	Intellectual Property

16.1.
MFR Intellectual Property. All intellectual property, tangible and intangible including without limitation, and any and all data, results, analyses, techniques, inventions, improvements, discoveries, ideas, processes, know-how, patents, patent applications, copyrights, trademarks, formulations, trade secrets and other proprietary information and rights (collectively, “Intellectual Property”) that is invented solely by MFR before and during the term of this agreement shall be the sole and exclusive property of MFR.

16.2.
CM Intellectual Property. Except as expressly set forth herein, all intellectual property, tangible and intangible including without limitation, and any and all data, results, analyses, techniques, inventions, improvements, discoveries, ideas, processes, know-how, patents, patent applications, copyrights, trade secrets and other proprietary information and rights (collectively, “Intellectual Property”) that is invented solely by CM or its’ associated companies before and during the term of this agreement shall be the sole and exclusive property of CM or the assigned and associated entities.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

16.3.
Product Intellectual Property. CM acknowledges the MFR’s exclusive ownership of all Intellectual Property Rights related to the Product and ownership of the Product (including any modifications thereto) whether created by MFR or CM separately or jointly, the unique processes used in the manufacture of the Product, all unique documentation used in the manufacture of the Product and the tooling for the Product (“Product Intellectual Property”). CM further acknowledges that all such Intellectual Property, unique processes, unique documentation and tooling are confidential to MFR and shall be treated as Confidential Information under this Agreement. Any Product Improvements shall be the property of MFR. CM hereby assigns to MFR all right, title and interest in and to all Product Intellectual Property, Product Improvements and all intellectual property rights therein. CM shall promptly notify MFR of all Product Improvements of which CM is aware and shall assist MFR, at MFR’s request and expense, to seek and maintain intellectual property protection for all Product Improvements. As used herein, “Product Improvements” means all design information and all improvements, enhancements or changes to any Product, processes for manufacturing such Product or tooling for such Product. Product Improvements excludes any improvements made by CM to its generally applicable manufacturing methods.

16.4.
CM will deliver all tooling and equipment (including fixtures) paid by MFR to MFR within thirty (30) calendar days of MFR’s request. CM acknowledges that CM received no right to, and CM covenants that CM will not, supply Products to any third party.

16.5.	Infringement

a)	In the event there is proven infringement by one party the Infringed Party is entitled to injunctive relief and compensation.

b)	Each party shall provide the other with prompt written notice of any claims made (or threatened) by third parties alleging invalidity or infringement of CM or MFR Intellectual Property.

16.6.	Confidential Information & Trade Secret

a)	As used herein, Confidential Information means all information or data (including all oral and visual information and all information

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

or data recorded in writing or electronic writing) which is clearly identified by a Party as confidential at the time of disclosure;

b)
During the continuance of this Agreement and for a period of four (4) years after the termination or expiration of this Agreement, each Party agrees: i) not to disclose or cause to be disclosed either directly or indirectly to any person, any Confidential Information of the other Party without the prior written approval of the other Party other than to its affiliates and its and their employees, officers, directors, contractors and agents who need to know such information to exercise the receiving party’s rights and perform its obligations under this Agreement, if such representatives are bound to protect the other party’s proprietary and confidential information on terms no less protective of such information than the terms herein and the receiving party shall be responsible for any breach of this Clause by any such representatives; ii) to safeguard the Confidential Information of the other Party in the same manner the receiving party safeguards its own proprietary and confidential information of like character (but using no less than reasonable care); and iii) only use such Confidential Information of the other Party except to exercise its rights and perform its obligations under this Agreement. For the avoidance of doubt, all specifications and tooling for the Products are the Confidential Information of the Purchaser.

c)	The obligations imposed on the Parties by Clause a) do not apply to any information which:

1)	is in, or after the date of this Agreement enters into, the public domain;

2)	was received lawfully by the receiving Party from a third party not being subject to any obligation or confidence regarding such information;

3)	is required by law to be disclosed; provided that if a court or any other governmental entity orders the receiving Party to produce any of the disclosing Party’s Confidential

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Information, the receiving Party shall (i) to the extent permitted by law, promptly notify the disclosing Party of such order, (ii) produce only the information specifically required to be disclosed, and (iii) cooperate with the disclosing Party’s objections regarding the disclosure.

17.	Non-Solicitation/Non-Compete

17.1.
No Party or its directors, employees or agents shall directly or indirectly solicit, divert or engage any business partners, directors, employees or agents of the other party for a period of 2 years after the termination of this Agreement.

17.2.
During the term of this Agreement and for two years after expiration or termination, CM shall not manufacture competing products for any party other than those expressly approved in writing by MFR. In no event shall CM, either during the term of this Agreement thereafter manufacture any products which incorporate MFR’s Intellectual Property or confidential information or which are designed to be used with MFR’s products for itself or any third party.

18.	Relationship of Parties

18.1.
The relationship between the MFR and CM established in this Agreement is that of independent contractors, and nothing contained herein shall be deemed to create a relationship of employer and employee, principal and agent, partners, or otherwise. Neither party shall have any authority to obligate the other in any respect nor hold itself out as having any such authority. All personnel of either party shall not represent themselves as employees of the counter party.

18.2.
MFG hereby grants to CM a limited license to use MFR’s Intellectual Property and Confidential Information solely for the purpose of manufacturing Products in China for MFR under the terms of this Agreement. No other right or license is granted or may be implied by the terms of this Agreement. All licenses granted hereunder shall expire upon the termination of this Agreement.

19.	Assignment

19.1.
A Party may not assign any of its rights under this Agreement without the prior written consent of the other Party; provided however that MFR may assign this Agreement to an acquirer of all or substantially all of the business or assets of MFR. CM shall not subcontract or delegate any of its obligations under this

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Agreement to any affiliate or third party without MFR’s prior written consent and provided that such affiliate or third party agrees in writing to be bound by provisions no less protective of MFR’s Confidential Information than Clause 16 hereof and provisions which assign to CM all Product Improvements so that such Product Improvements shall be assigned to MFR hereunder. Any assignment, transfer, subcontracting or delegation not in accordance with the foregoing shall be void.

20.	Severability

20.1.
If any provision of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If such provision could be limited to become valid and enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited.

21.	Waiver

21.1.
The failure of either Party to enforce any provision of this Agreement shall not be construed as a waiver or limitation of that Party’s right to subsequently enforce and compel strict compliance with every provision of this Agreement.

22.	Interpretation and Applicable Law

22.1.	The provisions of this Agreement shall be interpreted according to the laws of England, notwithstanding its conflict of laws provisions.

23.	Dispute Resolution

23.1.
Arbitration. Any controversy or claim arising out of or relating to this Agreement shall be determined by arbitration in accordance with the International Arbitration Rules of the International Centre for Dispute Resolution. The number of arbitrators shall be three (3). The place of arbitration shall be London, England. The language(s) of the arbitration shall be English. The official text of the Agreement or any notices given shall be in English. In the event of any dispute concerning the construction or meaning of this Agreement, reference shall be made only to this Agreement as written in English, and not to any other translation into any other language. The award shall be rendered within two (2) months of the commencement of the arbitration, unless such time limit is extended by the arbitrator(s). It is the intent of the Parties that, barring extraordinary circumstances, arbitration proceedings will be concluded within

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

thirty (30) calendar days from the date the arbitrator(s) are appointed. The arbitrator(s) may extend this time limit in the interests of justice. Failure to adhere to this time limit shall not constitute a basis for challenging the award. Consistent with the expedited nature of arbitration, pre-hearing information exchange shall be limited to the reasonable production of relevant, non-privileged documents explicitly referred to by a party for the purpose of supporting relevant facts presented in its case, carried out expeditiously. This Agreement, and any and all disputes arising in connection with this Agreement, will be governed by the laws of England.

23.2.
Mediation. Once the demand for arbitration is initiated, the parties agree to attempt to settle any controversy or claim arising out of or relating to this Agreement, or a breach thereof by mediation, administered by the International Centre for Dispute Resolution under its International Mediation Rules at the request of either party. The number of mediators shall be one. The place of mediation shall be London, England. The language of the mediation shall be English. Mediation may proceed concurrently with arbitration and shall not be a condition precedent to any stage of the arbitration process.

23.3.	Costs. Each Party must bear its own costs of and incidental to the preparation, execution, and completion of this Agreement.

23.4.
Injunctive Relief. Notwithstanding anything to the contrary herein, in the event of any actual or imminent infringement of MFR’s Intellectual Property rights or disclosure of MFR’s Confidential Information, MFR shall have the right to seek, obtain and enforce injunctive relief from any court of competent jurisdiction.

24.	Entire Agreement

24.1.
This Agreement, together with any Addendums, comprises the entire agreement between the Parties with respect to the subject matter of this Agreement, and supersedes all prior understandings, agreements, representations, and correspondence with respect to the subject matter hereof.

25.	Amendment

25.1.
No modification, alteration or waiver of this Agreement, together with any Addendums, shall be binding upon the Parties unless made in writing and signed and exchanged by the duly authorized representative of the Parties.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

26.	Further Assurance

26.1.
Each Party Agrees to execute such further papers, agreements, documents, instruments and the like as may be necessary or desirable to effect the purpose of this Agreement and to carry out its provisions.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTED AS AN AGREEMENT

SIGNED for and on behalf of Healthcare Technology International Limited (CM)
By:	/s/ James Li

Name:	James Li

Title:	Division General Manager

By executing this Agreement, the signatory warrants that the signatory is duly authorized to execute this agreement on behalf of CM.

SIGNED for and behalf of Miramar Labs, Inc. (MFR)

By:	/s/ Steve Higa

Name:	Steve Higa

Title:	VP, Manufacturing

By executing this Agreement, the signatory warrants that the signatory is duly authorized to execute this agreement on behalf of MFR.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Addendum A
Tooling and Equipment List

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

MMR Equipment & Fixture Control List

Item	Control No.	Equipment/Fixture Description	E/F/M	Owned by	Location	Chinese Name	No.	Photo	Remark/ [Chinese]
1	[***]	[***]	Fixture	MMR	[Chinese]	[***]	[***]	[***]	Remake New in AML
2	[***]	[***]	Fixture	MMR	[Chinese]	[***]	[***]	[***]	Remake New in AML
3	[***]	[***]	Fixture	MMR	[Chinese]	[***]	[***]	[***]	Remake New in AML
4	[***]	[***]	Machine	Factory	[Chinese]	[***]	[***]	[***]	Use AML's
5	[***]	[***]	Fixture	MMR	[Chinese]	[***]	[***]	[***]	Reuse current fixture
6	[***]	[***]	Equipment	Factory	[Chinese]	[***]	[***]	[***]	Remake New with conveyor in AML
7	[***]	[***]	Fixture	MMR	[Chinese]	[***]	[***]	[***]	Remake New with conveyor in AML
8	[***]	[***]	Fixture	MMR	[Chinese]	[***]	[***]	[***]	MMR's fixture transfer to AML
9	[***]	[***]	Fixture	MMR	[Chinese]	[***]	[***]	[***]	Transfer to AML (may need to remake new in AML)
10	[***]	[***]	Fixture	MMR	[Chinese]	[***]	[***]	[***]	Transfer to AML (may need to remake new for AMLs USW machine)
11	[***]	[***]	Fixture	MMR	[Chinese]	[***]	[***]	[***]	Transfer to AML
12	[***]	[***]	Fixture	MMR	QC1	[***]	[***]	[***]	Transfer to AML
13	[***]	[***]	Fixture	MMR	QC1	[***]	[***]	[***]	Transfer to AML (maybe need to remake to suit AML's pull force equipment)
14	[***]	[***]	Machine	MMR	[Chinese]	[***]	[***]	[***]	Transfer to AML
15	[***]	[***]	Equipment	Factory	[Chinese]	[***]	[***]	[***]	Transfer to AML
16	[***]	[***]	Equipment	MMR	[Chinese]	[***]	[***]	[***]	Transfer to AML
17	[***]	[***]	Equipment	MMR	[Chinese]	[***]	[***]	[***]	Transfer to AML
18	[***]	[***]	Equipment	MMR	[Chinese]	[***]	[***]	[***]	Transfer to AML
19	[***]	[***]	Equipment	MMR	[Chinese]	[***]	[***]	[***]	Transfer to AML
20	[***]	[***]	Fixture	MMR	[Chinese]	[***]	[***]	[***]	Transfer to AML
21	[***]	[***]	Equipment	Factory	[Chinese]	[***]	[***]	[***]	AML to supply
22	[***]	[***]	Equipment	Factory	[Chinese]	[***]	[***]	[***]	AML to supply
23	[***]	[***]	Machine	Factory	[Chinese]	[***]	[***]	[***]	AML to supply
24	[***]	[***]	Machine	Factory	[Chinese]	[***]	[***]	[***]	AML to supply
25	[***]	[***]	Equipment	Factory	[Chinese]	[***]	[***]	[***]	AML to supply
26	[***]	[***]	Machine	Factory	[Chinese]	[***]	[***]	[***]	AML to supply
27	[***]	[***]	Equipment	Factory	QC1	[***]	[***]	[***]	AML to supply
28	[***]	[***]	Equipment	Factory	QC1	[***]	[***]	[***]	AML to supply
29	[***]	[***]	Machine	Factory	[Chinese]	[***]	[***]	[***]	AML to supply
30	[***]	[***]	Machine	Factory	[Chinese]	[***]	[***]	[***]	AML to supply

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

31	[***]	[***]	Machine	Factory	[Chinese]	[***]	[***]	[***]	AML to supply
32	[***]	[***]	Machine	Factory	[Chinese]	[***]	[***]	[***]	AML to supply
33	[***]	[***]	Equipment	Factory	[Chinese]	[***]	[***]	[***]	AML to supply
34	[***]	[***]	Equipment	Factory	QC1	[***]	[***]	[***]	AML to supply
35	[***]	[***]	Equipment	Factory	QC1	[***]	[***]	[***]	Transfer to AML & AML to supply

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Addendum B
Initial Pricing

Product	Reference Specification	Lead Time from Purchase Order to Delivery	Minimum Order Quantity (MOQ)	Unit Price
G4 bioTip Assy	PN2091, Revision E	3 months	[***]	[***]
Remark:
All of the Lead-time from purchasing order to delivery, Minimum order quantity, unit price will be amended due to the change of the material suppliers.
The minimum order quantity of GLS pre-color resin is [***]. The MOQ of purchasing order of G4 biotip will be increased after MFR approves to use the GLS pre-color resin. CM will charge the rest of the resin to MFR if the resin cannot use up within one year.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

HEALTHCARE TECHNOLOGY INTERNATIONAL LIMITED
15/F., Blk B, Veristrong Ind, Centre, 34-36 Au Pui Wan Street, Fotan, NT, HK
Tel: 852-23424148
Fax: 852-23437310

Date    :    15th Feb 2012
TO    :    Miramar Labs
FM    :    Felix Yu / Raymond Lau
CC    :    Peter Mok, Michelle Lum, James Li
Subject    :    Quotation for G4 BioTip

Revision	Description	Date
A	Initial Quote	9th April 2011
B	Revised Quote	13th Sept 2011
C	Revised NRE and PCB Tooling	23rd Sept 2011
D	Revised Production setup cost	11th Nov 2011
E	Revised Unit Price	15th Feb 2012
Dear Sir,
G4 BioTip is an OEM project from Miramar Labs. This quote is based on discussion with Miramar Labs & ZaoTech on 10th Feb 2012. The unit price was amended due to the material price changed. Enclosed is the update quotation for G4 BioTip.
Quotation
1.    G4 BioTip Unit Price

Stage	MOQ (Units)	FOB HK Unit Price (USD)
G4 Bio Tip	[***]	[***]
Remarks:
Pls refer the details breakdown in appendix A.
The price for the ES/EP/PP will quote separate after confirmation on the qty that required.
Confidential & Proprietary Information of Healthcare Technology International Ltd.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

HEALTHCARE TECHNOLOGY INTERNATIONAL LIMITED
15/F., Blk B, Veristrong Ind, Centre, 34-36 Au Pui Wan Street, Fotan, NT, HK
Tel: 852-23424148
Fax: 852-23437310

2    Tooling

Item	Description	Amount	Total
1	[***]	[***]	[***]
2	[***]	[***]
3	[***]	[***]
4	[***]	[***]
5	[***]	[***]
[***]
6	[***]	[***]
7	[***]	[***]
8	[***]	[***]
8	[***]	[***]
Remark : [***]
3.    Production Jig & Fixture Setup

Item	Description	Cost (USD)
1	[***]	[***]
2	[***]
3	[***]
Remark: The production setup cost didn't include any specified equipment. If there is require specified equipment which will quote separately
Assume following equipment is consigned by customer.

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]
If it is not fit to use in HTI's equipment, separate charge on the re-build fixture will be provided.
Confidential & Proprietary Information of Healthcare Technology International Ltd.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

HEALTHCARE TECHNOLOGY INTERNATIONAL LIMITED
15/F., Blk B, Veristrong Ind, Centre, 34-36 Au Pui Wan Street, Fotan, NT, HK
Tel: 852-23424148
Fax: 852-23437310

4.    Testing Fixture

Item	Test station Description	Equipment	Qty	total
A	[***]	[***]	[***]	[***]
B	[***]	[***]	[***]
*Remarks:
a) The quote is not including the [***].
b) Assume following testers are consigned by Miramar Labs.

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]
5.    NRE
Engineering follow up from ES to MP stage    [***]
Confidential & Proprietary Information of Healthcare Technology International Ltd.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

HEALTHCARE TECHNOLOGY INTERNATIONAL LIMITED
15/F., Blk B, Veristrong Ind, Centre, 34-36 Au Pui Wan Street, Fotan, NT, HK
Tel: 852-23424148
Fax: 852-23437310

	TASK	DELIVERABLES	Resp.	Applicable
1	[***]	[***]	~~AML~~	~~Yes~~
2	[***]	[***]	~~AML~~	~~Yes~~
3	[***]	[***]	AML	Yes
4	[***]	[***]	AML	Yes
5	[***]	[***]	~~AML~~	~~Yes~~
6	[***]	[***]	~~AML~~	~~Yes~~
7	[***]	[***]	AML	Yes
8	[***]	[***]	~~AML~~	~~Yes~~
9	[***]	[***]	AML	Yes
10	[***]	[***]	~~AML~~	~~Yes~~
11	[***]	[***]	AML	Yes
12	[***]	[***]	AML	Yes
13	[***]	[***]	AML	Yes
14	[***]	[***]	AML& Cust
15	[***]	[***]	AML	Yes
16	[***]	[***]	AML	Yes
17	[***]	[***]	AML	Yes
Remark :
If customer issue order with [***], HTI will absorb [***] on the NRE cost.
6.    Preliminary Schedule — Pls refer to Appendix B
Confidential & Proprietary Information of Healthcare Technology International Ltd.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Addendum C

PN2091 bio Tip Assembly, ev. C (Drawing/BOM)
Cosmetic Specification (Zao Tech., Dated 5/22/12)
W10050 G4 Bio Tip Incoming Inspection (Work Instruction)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Notes:

1.	USE IN CONJUNCTION WITH [***].

2.	COSMETIC REQUIREMENTS FOR INDIVIDUAL PARTS
ALSO APPLY AT THE ASSEMBLY LEVEL.

3.	INSPECTION REQUIREMENTS:

1.	MIRAMAR LABS: INSPECT PER W10050.

4.	ASSEMBLY COSMETIC REQUIREMENTS:

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

5.	PACKAGING:

1.	[***]

2.	[***]

3.	[***]

6.	C OF C REQUIRED INCLUDING PART NUMBER, REV, QTY, LOT NUMBER

7.	COPY OF WORK ORDER/LOT HISTORY RECORD ESTABLISHING MATERIAL/COMPONENT TRACEABILITY REQUIRED.

[***]

2

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

3

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G4 BIOTIP ASSEMBLY
Miramar Labs
PN2091 Rev. C
EO 11-1484

Item	Qty	Description	Miramar Labs P/N	Miramar Labs Sub-Part	MFG MFG P/N	Vendor Vendor P/N	Remarks
1	[***]	[***]	PN2045
2	[***]	[***]	PN2090
	[***]	[***]		PN1782	PALL	PTF045LROP	PROVIDED BY ML
3	[***]	[***]	PN2089
	[***]	[***]		PN2118	POLYZEN	N/A	PROVIDED BY ML
4	[***]	[***]	PN2010
	[***]	[***]		PN2009
	[***]	[***]		PN2011
5	[***]	[***]	PN2328
6	[***]	[***]	PN2097
	[***]	[***]		PN2096
	[***]	[***]		PN2098
7	[***]	[***]	PN2329
8	[***]	[***]	PN2087
9	[***]	[***]	PN2088
10	[***]	[***]	PN2109
	[***]	[***]		PN2030
11	[***]	[***]	PN2110
	[***]	[***]		PN2029
12	[***]	[***]	PN2226

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Surface definition- A Class
[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Zao Tech Confidential

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Surface definition- B Class
[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Zao Tech Confidential

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Surface definition- C Class
[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Zao Tech Confidential

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Cosmetic Specification

Miramar G4 BioTip Cosmetic Specification

Defects description	Acceptance Criteria				Classification
	A	B	C	D	Major	Minor
Surface cosmetic
[***]	[***]		[***]		X
[***]	[***]		[***]			X
[***]	[***]					X
[***]	[***]					X
[***]	[***]					X
[***]	[***]				X
[***]	[***]					X
[***]	[***]					X
[***]
[***]	[***]					X
[***]	[***]					X
[***]	[***]					X
[***]	[***]					X
[***]	[***]					X
[***]	[***]				X
[***]	[***]					X
[***]	[***]					X
[***]	[***]					X

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Cosmetic Specification

Part Level Cosmetic Specification

Defects description	Acceptance Criteria				Classification
	A	B	C	D	Major	Minor
[***]	[***]				X
[***]	[***]					X
[***]	[***]				X
[***]	[***]				X
[***]	[***]					X
[***]	[***]					X
[***]	[***]				X
Checking criteria:
Class A: [***]
Class B: [***]
Class C: [***]
light source: [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Document Name	Document Number	Revision	Date Effective
Work Instruction, G4 bioTip Incoming Inspection	WIOO50	B	10/5/11

Revision	EO#	Initiator	Summary of Changes
A	11-1365	P. Bentley	New release
B	11-1580	P Bentley	Change 6.7.4 from 35mmHg. Typo corrections and other clarifications.
1.0PURPOSE:
This document describes the procedure for inspecting and acceptance of incoming lots of G4 bioTips from contract manufacturers.
2.0    REFERENCES:
PN2091 G4 bioTip Assembly Drawing
OP0007 Material Controls
3.0    RESPONSIBILITIES:
Manufacturing, Quality Assurance and Research and Development are responsible for performing the functions described in this procedure.
4.0    EQUIPMENT/MATERIALS:

4.1	[***]

4.2	[***]

4.3	[***]

4.4	[***]

4.5	[***]

4.6	[***]
5.0    AQL LEVEL

5.1	[***]

5.2	[***]
Note. Remove qty to be inspected from the lot under the flow hood to prevent contamination of the balance of the lot.
6.0    PROCEDURE:

6.1	Receive lots of bioTips per OP0007

6.2	Record all inspection data on form FM0011.

Confidential - Do not photocopy without permission from Miramar Labs.

Document Name	Document Number	Revision	Date Effective
Work Instruction, G4 bioTip Incoming Inspection	WIOO50	B	10/5/11

6.3	Inspect assemblies for any cosmetic defects:
6.3.1    Per PN2091 drawing note section 4.
6.3.2    Ensure labels and PCBs are in the proper orientation.
6.3.3    [***]
6.3.4    Any other anomalies

6.4	Per [***]. Note: Non-circled FAI dimensions may be measured using any appropriate method.

6.5	Using [***]

6.6	[***]

6.7	Place [***] and run test as follows:
6.7.1    [***]
6.7.2    [***]
6.7.3    [***]
6.7.4    [***]
6.7.5    [***]

6.8	Place [***] and run test as follows:
6.8.1    [***]
6.8.2    [***]
6.8.3    [***]
6.8.4    [***]
6.8.5    [***]

6.9	Record pass/fail status and process per OP0007.

6.10	Label inspected units with their lot number and store them as Retain Samples.

6.11	Send an additional [***] testing. Results are for informational purposes only.

Confidential - Do not photocopy without permission from Miramar Labs.